UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 17, 2005

WPT Enterprises, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-14479	77-0639000
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1041 North Formosa Avenue, Formosa Building, Suite 99, West Hollywood, California		90046
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	323-850-2888

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

Pursuant to a letter dated March 17, 2005 (the "Option Letter"), from The Travel Channel, L.L.C. (the "Travel Channel") to WPT Enterprises, Inc. (the "Company"), the Travel Channel notified the Company that it was exercising its option to broadcast a fourth season of the World Poker Tour television series pursuant to the terms of the Master Agreement, as amended, between the Company and the Travel Channel, dated August 22, 2003.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.
(b) Not applicable.
(c) The Option Letter, dated March 17, 2005, is attached hereto as Exhibit 10.1 and incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WPT Enterprises, Inc.

March 23, 2005	By:	/s/ Adam J. Pliska

Name: Adam J. Pliska
Title: General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	Option Letter from The Travel Channel, L.L.C. dated March 17, 2005